EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alfacell Corporation (the "Company") on Form 10-K for the fiscal year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kuslima Shogen, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ KUSLIMA SHOGEN
                               ------------------
                               Kuslima Shogen
                               Chief Executive Officer and Chairman of the Board (Principal Executive Officer)
                               October 16, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Alfacell Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.